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                                                                    Exhibit 10.2


                 FIFTH AMENDMENT AND CONSENT TO CREDIT AGREEMENT


              FIFTH AMENDMENT AND CONSENT TO CREDIT AGREEMENT (this "Amendment'), dated as of July 14, 1999, among AMETEK, INC. (the "Borrower"), the financial institutions party to the Credit Agreement referred to below (the "Banks"), BANK OF AMERICA NT&SA (f/k/a Bank of America Illinois), BANK OF MONTREAL, FIRST UNION NATIONAL BANK and PNC BANK, NATIONAL ASSOCIATION, as Co-Agents (the "Co-Agents"), and THE CHASE MANHATTAN BANK, as Administrative Agent (the "Administrative Agent") for the Banks. All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.

                              W I T N E S S E T H:

              WHEREAS, the Borrower, the Banks, the Co-Agents and the Administrative Agent are parties to a Credit Agreement, dated as of August 2, 1995, and amended and restated as of September 12, 1996 (as in effect on the date hereof, the "Credit Agreement"); and

              WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided;

              NOW, THEREFORE, it is agreed:

I.     Amendments and Consent.

              1. Section 8.01(i) of the Credit Agreement is hereby amended by deleting clauses (vii) and (viii) thereof and inserting the following clause
(vii) in lieu thereof:

       " and (vii) with respect to each Permitted Acquisition, (A) the Borrower shall have given the Administrative Agent and the Banks at least 5 Business Days prior written notice of such Permitted Acquisition, (B) the Borrower in good faith shall believe, based on calculations made by the Borrower, on a pro forma basis after giving effect to the respective Permitted Acquisition, that the covenants contained in Sections 8.09 through 8.11, inclusive, will continue to be met for the one-year period following the date of the consummation of the respective Permitted Acquisition and (C) the Borrower shall have delivered to the Administrative Agent an officer's certificate executed by a Senior Financial Officer of the Borrower, certifying, to the best of his knowledge, compliance with the requirements of clauses (i) through (vii) of this Section 8.01(i) and containing the pro forma calculations required by the preceding clause (vii)(B), including, without limitation, any currency exchange calculations required in connection therewith as a result of the incurrence of Indebtedness permitted under Section 8.03(p) in connection


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       with such Permitted Acquisition or as a result of the incurrence of
       Competitive Bid Loans or the issuance of Letters of Credit, in each case denominated in an Approved Alternate Currency; provided, that the provisions of the preceding clauses (vii)(B) and (vii)(C) (to the extent requiring pro forma calculations) shall be applicable only to the extent that either (x) the sum of (I) the Permitted Acquisition Amount in respect of such Permitted Acquisition plus (II) the aggregate fair market value (determined as of the proposed date of consummation of such Permitted Acquisition in good faith by senior management of the Borrower) of any Common Stock issued as consideration in connection with such Permitted Acquisition, exceeds $30,000,000, or (y) such Permitted Acquisition does not meet the criteria set forth in clause (x) above and the sum of (I) the Permitted Acquisition Amount in respect of such Permitted Acquisition plus (II) the Permitted Acquisition Amount in respect of all other Permitted Acquisitions consummated in the same fiscal year of the Borrower as such proposed Permitted Acquisition is to be consummated (but excluding Permitted Acquisitions meeting the criteria set forth in clause (x) above) plus (III) the aggregate fair market value (determined as of the proposed date of consummation of such Permitted Acquisition in good faith by senior management of the Borrower) of any Common Stock issued as consideration in connection with such Permitted Acquisition and all other Permitted Acquisitions consummated in the same fiscal year of the Borrower as such proposed Permitted Acquisition is to be consummated (but excluding any Permitted Acquisitions meeting the criteria set forth in clause (x) above), exceeds $30,000,000."

              2. Section 10 of the Credit Agreement is hereby amended by deleting therefrom the defined term "Annual Aggregate Permitted Acquisition Amount."

              3. Section 10 of the Credit Agreement is hereby further amended by inserting the following text at the end of the definition of "Consolidated EBITDA":

       "; it being understood and agreed that in determining the ratio of Consolidated Indebtedness to Consolidated EBITDA, pursuant to Section
       8.11 (and not for purposes of calculating the Applicable Facility Fee Percentage, Applicable Margin or Fixed Charge Coverage Ratio), Consolidated EBITDA for any period shall be calculated on a pro forma basis (such pro forma calculations to be made in accordance with GAAP and in a manner satisfactory to the Administrative Agent) to give effect to any Person or assets acquired during such period pursuant to a Permitted Acquisition, as if same had been consummated on the first day of such period and so long as such Person or assets were not subsequently sold or otherwise disposed of by the Borrower or any of its Subsidiaries during such period.

              4. Section 10 of the Credit Agreement is hereby further amended by inserting in appropriate alphabetical order the following new definition:

              "Permitted Acquisition Amount" shall mean, with respect to any Permitted Acquisition, the aggregate amount paid (including for this purpose all cash consideration paid and the face amount of all Indebtedness incurred in connection with such Permitted



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       Acquisition, and all cash paid in respect of any Permitted Earn-Out Debt incurred in connection with such Permitted Acquisition, but excluding the fair market value of any Common Stock, if any, issued as consideration in connection with such Permitted Acquisition) in connection with such Permitted Acquisition.

II.    Miscellaneous.

              1. In order to induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants that:

                     (a) no Default or Event of Default exists as of the Amendment Effective Date, both before and after giving effect to this Amendment; and

                     (b) on the Amendment Effective Date both before and after giving effect to this Amendment, all representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects.

              2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

              3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

              4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

              5. This Amendment shall become effective on the date (the "Amendment Effective Date") when the Borrower and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at its Notice Office.

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              IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.


                                AMETEK, INC.

                                By: /s/ Deirdre Saunders
                                    --------------------------------------
                                    Title: Vice President and Treasurer


                                THE CHASE MANHATTAN BANK,
                                Individually and as Administrative Agent


                                By: /s/ Carol A. Ulmer
                                    --------------------------------------
                                    Title: Vice President


                                BANK OF MONTREAL,
                                Individually and as a Co-Agent


                                By: /s/ Brian L. Banke
                                    --------------------------------------
                                    Title: Director


                                FIRST UNION NATIONAL BANK,
                                Individually and as a Co-Agent


                                By: /s/ Robert Cordell
                                    --------------------------------------
                                    Title: Vice President


                                PNC BANK, NATIONAL ASSOCIATION,
                                Individually and as a Co-Agent


                                By: /s/ Vicky Ziff
                                    --------------------------------------
                                    Title: Vice President


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                                BANK OF AMERICA NATIONAL TRUST
                                  AND SAVINGS ASSOCIATION,
                                Individually and as a Co-Agent


                                By: /s/ John Pocalyko
                                    --------------------------------------
                                    Title: Managing Director


                                ABN AMRO BANK N.V., NEW YORK
                                BRANCH


                                By: /s/ Donald Sutton
                                    --------------------------------------
                                    Title: Vice President


                                By: /s/ Lisa Megeaski
                                    --------------------------------------
                                    Title: Senior Portfolio Manager


                                MELLON BANK, N.A.


                                By: /s/ Donald G. Cassidy
                                    --------------------------------------
                                    Title: First Vice-President


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